                                                                    EXHIBIT 99.1


           S1 REPORTS RECORD FOURTH QUARTER RESULTS; EXCEEDS CONSENSUS

                               REVENUES AND EBITDA


Atlanta, February 12, 2002 -- S1 Corporation (Nasdaq:SONE), a leading global provider of Enterprise eFinance solutions, today announced record results for the quarter ended December 31, 2001.

"We delivered our fourth straight quarter of strong financial results for the quarter ended December 31, 2001", stated Jaime Ellertson, Chief Executive Officer of S1 Corporation. "We reported record results in a number of key metrics - revenue, EBITDA, operating margin, cash flow from operations and DSOs. In addition, we delivered our first version of S1 Enterprise - the initial integration of our multi-channels - branch, IVR, call center and Internet and our first two business applications - retail banking and business banking. We believe that our strong financial performance for the quarter and the full year 2001 combined with the successful delivery and launch of the new Enterprise platform have further solidified our market leadership and positioned us for growth and profitability."

Revenues for the quarter ended December 31, 2001, were $78.6 million, an increase of 31% compared with $60.1 million reported for the quarter ended December 31, 2000.

S1 generated EBITDA of $10.9 million, or $0.18 per share, for the quarter ended December 31, 2001, a $40.0 million improvement over the same period last year and a $5.7 million improvement over the quarter ended September 30, 2001. S1 defines EBITDA as revenues less direct costs, selling and marketing expenses, product development expenses and general and administrative expenses.

Net loss for the quarter ended December 31, 2001, was $56.3 million, or ($0.92) per share, compared to a net loss of $813.4 million, or ($14.45) per share, for the corresponding period in 2000. The net loss for the quarter included a $41.3 million non-cash charge representing S1's equity in the net loss of Yodlee, Inc., which includes $19.7 million for an impairment of Yodlee's goodwill and $18.6 million for a write-down of S1's equity investment in Yodlee. Excluding these items, S1's net loss for the quarter was $18.0 million, or ($0.30) per share, as compared with First Call estimates of ($0.39). (The non-cash charge reflected above is preliminary pending completion of Yodlee's year-end audit.)

S1's reported results were better than analyst consensus expectations of $78.0 million in revenue and EBITDA of $0.13 per share, as published by First Call.

The Company generated $11.6 million in cash from operations and ended the fourth quarter with $148.5 million in cash, compared with third quarter's ending cash balance of $139.4 million.

For the year ended December 31, 2001, S1's revenues were $278.3 million, a 19% increase over the $233.9 million reported for the year ended December 31, 2000. EBITDA for the year ended December 31, 2001 was $0.12 per share, compared to an EBITDA loss of ($1.37) for the year ended December 31, 2000. Net loss per share for the year ended December 31, 2001, was ($3.74) per share, compared to a net loss of ($21.77) in the year ended December 31, 2000.


RECENT OPERATING HIGHLIGHTS

Customer Success

- Signed over 110 new customers in Q4, and approximately 200 cross sales to S1's existing customer base of more than 2,700 financial institutions;

- Extended participation in the S1 Market Leadership Partner program to fourteen financial institutions;

- Approximately 40 financial institutions went live with one or more S1 applications.

Market Reach

- Signed definitive agreement to acquire Regency Systems, Inc., strengthening S1's Enterprise solutions set with telephone and Internet banking applications targeted at the community and regional bank market. The transaction is expected to close during the first quarter of 2002.

Operations

- Announced the addition of Peter Dunning as executive vice president and general manager of the Americas;

-        Appointed Matthew Hale as Chief Financial Officer;

- Appointed Vic Syracuse as Senior Vice President of Operations and Technical Support;

- Generated $11.6 million in cash flow from operations for an ending cash balance of $148.5 million;

- Improved DSOs (days sales outstanding) to 65 days in Q4 from 86 days in Q3.

Product Leadership

- Announced the launch of the S1 Enterprise Platform, an open, flexible and scalable architecture, along with two major applications written on that platform - S1 Personal Banking and S1 Small Business Banking. The S1 Enterprise Platform serves as the common base on which current and future S1 Enterprise products can be deployed, allowing financial services providers to rapidly integrate all applications across all customer interaction channels including full-service, self-service and automated;

- Signed a license agreement under which Corillian Corporation will license S1's three-tier financial transaction system for supporting communications between financial institution customers and financial institution back end processing systems. Under the terms of this agreement, the patent lawsuit brought by S1 against Corillian in March 2000 was settled.


FINANCIAL GUIDANCE

The Company expects operating results for the first quarter of 2002, full year 2002 and full year 2003 to within the following ranges:

                                  Q1 2002                  FULL YEAR 2002       FULL YEAR 2003
                                  -------                  --------------       --------------
Revenue                         $72M to $75M               $332M to $338M       $388M to $392M
EBITDA                           $5M to $7M                 $36M to $41M         $61M to $68M
EBITDA per share               $0.08 to $0.11              $0.53 to $0.60       $0.79 to $0.89
EPS                          $(0.08) to $(0.05)          $(0.15) to $(0.07)     $0.11 to $0.16
Shares used in calculation          62M                         70M                 76.5M


CONFERENCE CALL INFORMATION

Mr. Ellertson will host a conference call February 12 at 5:00 p.m. EST. The call may be accessed via the company's home page at http://investor.s1.com. Alternatively, the call will be recorded and available for playback by dialing
(888) 203-1112 (U.S. and Canada) or (719) 457-0820 (international). The access code is 534868. The replay will be active until 8:00 p.m. EST on February 19, 2002.

ABOUT S1 CORPORATION

S1 (Nasdaq: SONE) is a leading global provider to more than 2,700 banks, credit unions, insurance providers and investment firms of enterprise software solutions that turn customer interactions into profits. S1's Enterprise eFinance solutions deliver a transactionable, customer-centric view across all delivery channels, resulting in a more compelling experience for the customers and a more profitable relationship for the financial institution. S1 is the only eFinance provider with the proven experience, breadth of products and financial strength to empower financial services companies' Enterprise eFinance strategy. Additional information about S1 is available at www.s1.com.

Forward Looking Statements

This press release contains forward-looking statements relating to results of operations; benefits of certain programs; product availability, features and benefits; market penetration; and market strategies. Such statements are made based on management's beliefs as well as assumptions made by, and information currently available to, management pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgement, they are subject to risks and uncertainties that could cause a change in focus and direction. A discussion of certain risk factors that may cause actual results to differ from these forward-looking statements can be found in S1's Annual Report on Form 10-K for the period ended December 31, 2000, on file with the SEC.

CONTACTS:

Nancy O'Donnell
VP of Investor Relations, S1 Corporation
404/923-6671
nancy.odonnell@s1.com


Sterling Hager, Inc. for S1 Corporation
Tracey Frederickson, 617/926-6665
tfredrickson@sterlinghager.com

                       S1 CORPORATION AND SUBSIDIARIES
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
                                 (UNAUDITED)


                                                                THREE MONTHS ENDED                          YEAR ENDED
                                                           12/31/2001        12/31/2000             12/31/2001       12/31/2000
                                                         --------------------------------        --------------------------------
REVENUES:
     Software licenses                                   $     22,342        $     11,102        $     71,385        $     51,737
     Support and maintenance                                   12,272               8,494              40,995              28,930
     Professional services                                     28,485              32,135             111,965             125,517
     Data center                                               15,401               8,198              52,915              22,811
     Other                                                         53                 127               1,050               4,893
                                                         --------------------------------        --------------------------------
           Total revenues                                      78,553              60,056             278,310             233,888
                                                         --------------------------------        --------------------------------
DIRECT COSTS:
     Software licenses                                          1,101                 673               4,017               4,556
     Professional services, support and maintenance            19,631              29,135              84,351             109,379
     Data center                                                6,478               7,298              26,013              20,371
     Other                                                         60                  85                 751               4,305
                                                         --------------------------------        --------------------------------
           Total direct costs                                  27,270              37,191             115,132             138,611
                                                         --------------------------------        --------------------------------
           Gross margin                                        51,283              22,865             163,178              95,277
                                                         --------------------------------        --------------------------------
OPERATING EXPENSES:
     Selling and marketing                                     14,008              16,440              52,268              55,472
     Product development                                       14,090              21,470              55,569              70,490
     General and administrative                                12,814              15,419              49,820              48,766
     Depreciation and amortization                              7,127               9,822              29,252              25,891
     Marketing cost from warrants issued                           --                  --                  --               4,962
     Merger related and restructuring costs                        49              19,015               9,260              37,228
     Acquired in-process research and development                  --                  --                  --              14,100
     Amortization of acquisition intangibles                   19,646             778,448              79,787           1,080,321
                                                         --------------------------------        --------------------------------
           Total operating expenses                            67,734             860,614             275,956           1,337,230
                                                         --------------------------------        --------------------------------
Operating loss                                                (16,451)           (837,749)           (112,778)         (1,241,953)
Interest, investment and other income, net                      1,091              19,799               3,066              59,699
Loss on sale of subsidiaries                                       --                  --             (53,186)                 --
Equity in net loss of affiliate (1)                           (41,252)                 --             (61,900)                 --
Income tax benefit                                                335               4,576               3,255               4,576
                                                         --------------------------------        --------------------------------
NET LOSS                                                 $    (56,277)       $   (813,374)       $   (221,543)       $ (1,177,678)
                                                         ================================        ================================

RECONCILIATION OF NET LOSS TO EBITDA (2):
Net loss                                                 $    (56,277)       $   (813,374)       $   (221,543)       $ (1,177,678)
Interest, investment and other income, net                     (1,091)            (19,799)             (3,066)            (59,699)
Income tax benefit                                               (335)             (4,576)             (3,255)             (4,576)
Depreciation and amortization                                   7,127               9,822              29,252              25,891
Amortization of acquisition intangibles                        19,646             778,448              79,787           1,080,321
Stock option compensation expense                                 502               1,326               1,330               5,383
Marketing cost from warrants issued                                --                  --                  --               4,962
Merger related and restructuring costs                             49              19,015               9,260              37,228
Acquired in-process research and development                       --                  --                  --              14,100
Loss on sale of subsidiaries                                       --                  --              53,186                  --
Equity in net loss of affiliate                                41,252                  --              61,900                  --

                                                         --------------------------------        --------------------------------
EBITDA (2)                                               $     10,873        $    (29,138)       $      6,851        $    (74,068)
                                                         ================================        ================================


EBITDA EARNINGS (LOSS) PER SHARE (2)                     $       0.18        $      (0.52)       $       0.12        $      (1.37)
NET LOSS PER COMMON SHARE                                $      (0.92)       $     (14.45)       $      (3.74)       $     (21.77)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                 60,881,230          56,291,655          59,242,105          54,096,324
COMMON SHARES OUTSTANDING AT END OF PERIOD                 61,444,544          57,965,770          61,444,544          57,965,770

GROSS MARGIN PERCENTAGES:
 Software licenses                                                 95%                 94%                 94%                 91%
 Professional services, support and maintenance                    52%                 28%                 45%                 29%
 Data center                                                       58%                 11%                 51%                 11%
 Other                                                            (13%)                33%                 28%                 12%
                                                         --------------------------------        --------------------------------
 Total gross margin                                                65%                 38%                 59%                 41%
                                                         --------------------------------        --------------------------------


(1) Equity in the net loss of affiliate for the three months ended and year ended December 31, 2001 is preliminary pending the completion of the affiliate's year-end audit
(2) EBITDA is defined as total revenues less direct costs, selling and marketing expenses, product development expenses and general and administrative expenses

                         S1 CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                                              DECEMBER 31,       DECEMBER 31,
                                                                                                  2001               2000
                                                                                              ------------       ------------
                                                                                               (Unaudited)
ASSETS
  Current assets:
        Cash and cash equivalents                                                              $   148,450       $   173,266
        Accounts receivable, net                                                                    56,502            97,134
        Other current assets                                                                         7,902            12,565
                                                                                               -----------       -----------
                 Total current assets                                                              212,854           282,965
        Property and equipment, net                                                                 41,253            63,244
        Goodwill and intangible assets, net                                                        111,223           253,226
         Investment in equity interest of affiliate (1) and other assets                             6,707             7,269
                                                                                               -----------       -----------
                 Total assets                                                                  $   372,037       $   606,704
                                                                                               ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
        Accounts payable and other accrued liabilities                                         $    49,603       $    81,066
        Deferred revenues                                                                           27,499            27,471
        Current portion of capital lease obligation and notes payable                                5,039            12,105
                                                                                               -----------       -----------
                 Total current liabilities                                                          82,141           120,642
  Capital lease obligation, excluding current portion                                                2,336             6,226
  Other liabilities                                                                                 12,942            12,091
                                                                                               -----------       -----------
                 Total liabilities                                                                  97,419           138,959
                                                                                               -----------       -----------
Stockholders' equity:
           Preferred stock                                                                         241,976           252,781
           Common stock                                                                                614               580
           Additional paid-in capital                                                            1,640,971         1,610,096
           Receivable from the sale of stock                                                            --           (11,454)
           Accumulated deficit                                                                  (1,607,148)       (1,385,605)
           Net unrealized gains on investment securities available for sale, net of taxes               73               840
           Cumulative foreign currency translation adjustment                                       (1,868)              507
                                                                                               -----------       -----------
                 Total stockholders' equity                                                        274,618           467,745
                                                                                               -----------       -----------
                 Total liabilities and stockholders' equity                                    $   372,037       $   606,704
                                                                                               ===========       ===========


(1) Investment in equity interest of affiliate as of December 31, 2001 is preliminary pending the completion of the affiliate's year-end audit